UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (Amendment No.     )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

Sonic Automotive, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Sonic Automotive, Inc. to be held on Thursday, April 21, 2011 This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information. The proxy materials are available to you on the Internet or by email or mail. We encourage you to access and review all of the proxy materials for Sonic Automotive, Inc.’s 2011 Annual Meeting of Stockholders (the “Annual Meeting”) before voting. The proxy materials, including the Notice of Meeting for the Annual Meeting, Proxy Statement for the Annual Meeting, Annual Report on Form 10-K for the year ended December 31, 2010 (the “Form 10-K”), Annual Report to Stockholders (the “Annual Report”) and a form of proxy card, are available at: www.proxydocs.com/SAH. You are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Follow the instructions on the reverse side of this notice to view the materials and vote online or request a paper or email copy. The items to be voted on and location of the Annual Meeting are provided below. For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/SAH Proxy Materials Available to View or Receive: 1. Notice of Meeting and Proxy Statement 2. Annual Report 3. The Form 10-K 4. Form of Proxy Card A PAPER COPY OF THE MATERIAL CAN BE REQUESTED FREE OF CHARGE USING ANY OF THE METHODS LISTED ON THE BACK OF THIS LETTER. You must use the 12 digit control number in the shaded gray box below and follow the instructions on the website. Company Notice of Annual Meeting Date: Thursday, April 21, 2011 Time: 10:30 A.M. (Eastern Time) Place: Charlotte Motor Speedway, Smith Tower, 600 Room, U.S. Highway 29 North, Concord, North Carolina The Annual Meeting will be held at Charlotte Motor Speedway, Smith Tower, 600 Room, U.S. Highway 29 North, Concord, North Carolina on Thursday, April 21, 2011, at 10:30 a.m. for the following purposes, which are described in greater detail in the Proxy Statement. 1. To elect nine directors; 2. To approve a non-binding advisory vote on Sonic Automotive, Inc.’s executive compensation as disclosed in the proxy statement; 3. To approve a non-binding advisory vote on the frequency of holding a non-binding advisory vote on executive compensation; 4. To ratify the appointment of Ernst & Young LLP as Sonic Automotive, Inc.’s independent public accountants for the year ending December 31, 2011; and 5. To transact such other business as may properly come before the meeting. The Board of Directors recommends a vote “FOR ALL NOMINEES” in Item 1, “FOR” Items 2 and 4 and “1 Year” in Item 3. Directions to attend the Annual Meeting, where you may vote in person, can be found at the following weblink: http://www.charlotte-motorspeedway.com/fans/directions/. Information on that website or available by such weblink is not incorporated into or a part of the proxy statement or this Notice or any of our filings with the SEC. This is not a proxy card and you cannot use this notice to vote your shares.

HOW TO ACCESS THE PROXY MATERIALS If you would like to request a paper or email copy of the proxy materials for the Annual Meeting, you must request one. There is no charge for requesting a copy. Requests for copies must be submitted in accordance with one of the following methods on or before April 7, 2011 to facilitate timely delivery prior to the Annual Meeting. If you do not submit a request prior to this date, you will not receive a paper or email copy. Current and future paper delivery requests can be submitted via telephone, Internet or email options below. Current and future email delivery requests must be submitted via the Internet in accordance with the instructions below. You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials. A_ Internet —_ Go to www.investorelections.com/SAH. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the proxy materials for the Annual Meeting and submit your preference for email or paper deliver of proxy materials for future stockholders’ meetings. A Telephone — Call free of charge at 866-648-8133 within the USA, Canada and Puerto Rico using a touch-tone phone and follow the instructions to order a paper copy of the proxy materials for the Annual Meeting. You may also submit a preference to receive a paper copy for future stockholders’ meetings. A__Email — _ Send an email to paper@investorelections.com with the 12 digit control number in the shaded bar on the reverse side of this notice in the subject line. Include in the email message your full name and address, plus the number printed in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of the proxy materials for the Annual Meeting. You may also state your preference to receive a paper copy for future stockholders’ meetings. If you request an email copy of current proxy materials, you will receive an email with a link to the proxy materials for the Annual Meeting. HOW TO VOTE Please choose one of the following voting methods in order to obtain or access the form of proxy. Vote in Person: If you wish to attend the Annual Meeting and vote your shares in person, please bring this notice and identification with you and you will be provided with a ballot at the Annual Meeting. Vote by Internet: To vote your shares by Internet, go to www.proxydocs.com/SAH. Have the information that is printed in the shaded bar on the reverse side of this notice available and follow the instructions. Vote by Mail: To vote your shares by mail, you must request a paper copy of the proxy materials for the Annual Meeting be mailed to you by following the instructions set forth in this notice. The proxy materials delivered to you will include voting instructions. Vote by Telephone: To vote your shares by telephone, call free of charge at 866-390-6275. Have the information that is printed in the shaded bar on the reverse side of this notice available and follow the instructions. All votes by mail, by telephone or over the Internet must be received by 5:00 p.m., Eastern time, on April 20, 2011. HOW TO REQUEST A PAPER COPY OF MATERIALS INTERNET: www.investorelections.com/SAH TELEPHONE: (866) 648-8133 *E-MAIL: paper@investorelections.com * If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (in the shaded box located on the reverse side of this notice) in the subject line. ***A PAPER COPY OF THE MATERIAL CAN BE REQUESTED FREE OF CHARGE USING ANY OF THE ABOVE METHODS*** If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, please make this request on or before April 7, 2011.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 21, 2011

SONIC AUTOMOTIVE, INC.

BROKER LOGO HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: February 22, 2011
Date: April 21, 2011 **Time:** 10:30 AM EDT
Location: Charlotte Motor Speedway
Smith Tower, 600 Room
U.S. Highway 29 North
Concord, North Carolina

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

BARCODE

Broadridge Internal Use Only
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0000087220_1 R1.0.0.11699

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Form 10-K 2. Notice & Proxy Statement 3. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 07, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “ legal proxy. ” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal XXXX XXXX XXXX Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 O. Bruton Smith 02 B. Scott Smith 03 David B. Smith 04 William R. Brooks 05 William I. Belk 06 Robert Heller 07 Robert L. Rewey 08 Victor H. Doolan 09 David C. Vorhoff The Board of Directors recommends you vote FOR the following proposal(s): B 2. To approve a non-binding advisory vote on Sonic Automotive, Inc.’s executive compensation as disclosed in the A proxy statement for the Annual Meeting. R The Board of Directors recommends you vote 1 YEAR on the following proposal: C 3. To approve a non-binding advisory vote on the frequency of holding a non-binding advisory vote on executive O compensation. D E The Board of Directors recommends you vote FOR the following proposal(s): 4. To ratify the appointment of Ernst & Young LLP as Sonic Automotive, Inc.’s independent public accountants for the year ending December 31, 2011. NOTE: To transact such other business as may properly come before the meeting. **Directions to the Annual Meeting can be found at http://www.charlottemotorspeedway.com/fans/directions** R1.0.0.11699 _3 → 0000 0000 0000 0000087220 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS R1.0.0.11699 AS REQUIRED BY THE NEW YORK STOCK EXCHANGE 0000087220_4 Broadridge Internal Use Only P99999- THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Envelope 12 Sequence 15 # of # Sequence# OF